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                                                                   EXHIBIT 99(A)

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
         RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, William R. Johnson, Chairman, President and Chief Executive Officer of
H. J. Heinz Company, a Pennsylvania corporation (the "Company"), hereby certify that:

          (a) The Company's periodic report on Form 10-Q for the quarterly period ended July 31, 2002 (the "Form 10-Q"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          (b) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                    *  *  *

                                          CHIEF EXECUTIVE OFFICER

                                          /s/ WILLIAM R. JOHNSON
                                          --------------------------------------
                                          William R. Johnson
                                          Chairman, President and
                                          Chief Executive Officer

                                          Date: September 11, 2002